Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

6 Income Taxes

In 2018, NXP generated income before income taxes of $2,375 million (2017: income of $1,736 million; 2016: loss of $603 million). The components of income (loss) before income taxes are as follows:

	2018	2017	2016
Netherlands	2,570	1,679	537
Foreign	(195)	57	(1,140)
	2,375	1,736	(603)

The components of the benefit (expense) for income taxes are as follows:

	2018	2017	2016
Current taxes:
Netherlands	(296)	(179)	(7)
Foreign	(91)	(135)	(67)
	(387)	(314)	(74)
Deferred taxes:
Netherlands	2	(259)	205
Foreign	209	1,056	720
	211	797	925
Total benefit (expense) for income taxes	(176)	483	851

A reconciliation of the statutory income tax rate in the Netherlands as a percentage of income (loss) before income taxes and the effective income tax rate is as follows:

(in percentages)	2018		2017	2016
Statutory income tax in the Netherlands	25.0		25.0	25.0

Rate differential local statutory rates versus statutory rate of the Netherlands	0.8		(4.5)	24.2
Net change in valuation allowance	0.4		1.1	72.6
Non-deductible expenses/losses	2.7		2.2	(7.0)
Sale of non-deductible goodwill	-		3.8	-
The U.S. Tax Cuts and Jobs Act	(0.1)	1)	(42.3)	-
Tax on gains related to internal corporate reorganization transaction	-		-	(10.3)
Netherlands tax incentives	(10.6)		(7.5)	17.9
Foreign tax incentives	(3.7)		(4.7)	13.0
Adjustments of prior years' income taxes	(3.5)		(0.3)	0.1
Other differences	(3.6)		(0.6)	5.6
Effective tax rate	7.4%		(27.8%)	141.1%
1) This is only relating to the 2017 income tax provision.

We recorded an income tax expense of $176 million in 2018, which reflects an effective tax rate of 7.4% compared to a benefit of $483 million (27.8%) in 2017. The effective tax rate reflects the impact of tax incentives, a portion of our earnings being taxed in foreign jurisdictions at rates different than the Netherlands statutory tax rate, adjustments of prior years’ income taxes and the mix of income and losses in various jurisdictions. The impact of these items results in offsetting factors that attribute to the change in the effective tax rate between the two periods, with the significant drivers outlined below:

•

The U.S. Tax Cuts and Jobs Act is the primary driver for the change between the two periods as a result of the one-time benefit of $734 million we received in 2017, which only had an impact of an additional income tax benefit of $3 million in 2018.

•

The Netherlands tax incentives increased in 2018 due to the fact that NXP reached an agreement with the Dutch tax authorities relative to the application of the Dutch innovation box regime to the taxable income attributable to the Netherlands. In addition to this, in 2018, NXP received a break-up fee from Qualcomm of $2,000 million which helped drive a higher income before tax in 2018 than in 2017, even though in 2017 NXP had realized a gain of $1,597 million on the divestment of SP business.

•

The adjustments to prior years’ income taxes increased in 2018 as a result of the aforementioned agreement which is effective from January 1, 2017. As such, the Company was able to refine its estimate of the Dutch tax liability, recognizing an additional income tax benefit of $67 million in 2018.

•	The other differences in 2018 relate primarily to a tax benefit on the liquidation of a former investment of $45 million.

On December 22, 2017, the President of the United States signed into law what is informally called the Tax Cuts and Jobs Act, a comprehensive U.S. tax reform package that was effective January 1, 2018. Under the accounting rules, companies are required to recognize the effects of changes in tax laws and tax rates on deferred tax assets and liabilities in the period in which the new legislation is enacted. The effects of the Tax Cuts and Jobs Act on NXP’s 2017 Financial Statements was an income tax benefit of $734 million. In Q4 2018, the analysis of the enactment date impact of the Tax Cuts and Jobs Act was finalized. Accordingly, an additional income tax benefit of $3 million was recorded in the year ended December 31, 2018.

The Company benefits from income tax holidays in certain jurisdictions which provide that we pay reduced income taxes in those jurisdictions for a fixed period of time that varies depending on the jurisdiction. The predominant income tax holiday is expected to expire at the end of 2026. The impact of this tax holiday decreased foreign income taxes by $21 million in 2018 (2017: $23 million; 2016: $24 million). The benefit of this tax holiday on net income per share (diluted) was $0.06 in 2018 (2017: $0.07; 2016: $0.07).

Deferred tax assets and liabilities

The principal components of deferred tax assets and liabilities are presented below:

	2018	2017
Operating loss and tax credit carryforwards	598	621
Disallowed interest carryforwards	117	156
Other accrued liabilities	83	100
Pensions	83	93
Share-based compensation	18	25
Restructuring liabilities	12	16
Receivables	83	71
Inventories	2	3
Other assets	2	2
Total Gross Deferred Tax Assets	998	1,087
Valuation Allowance	(145)	(140)
Total Net Deferred Tax Assets	853	947

Intangible assets (including purchase accounting basis difference)	(867)	(1,161)
Undistributed earnings of foreign subsidiaries	(96)	(109)
Property, plant and equipment (including purchase accounting basis difference)	(47)	(54)
Total Deferred Tax Liabilities	(1,010)	(1,324)
Net Deferred Tax Position	(157)	(377)

The classification of the deferred tax assets and liabilities in the Company’s Consolidated Balance Sheets is as follows:

	2018	2017
Deferred tax assets within other non-current assets	293	324
Deferred tax liabilities within non-current liabilities	(450)	(701)
	(157)	(377)

The Company has significant deferred tax assets resulting from net operating loss carryforwards, tax credit carryforwards and deductible temporary differences that may reduce taxable income or income taxes payable in future periods. Valuation allowances have been established for deferred tax assets based on a “more likely than not” threshold. The realization of our deferred tax assets depends on our ability to generate sufficient taxable income within the carryback or carryforward periods provided for in the tax law for each applicable tax jurisdiction. The valuation allowance increased by $5 million during 2018 (2017: $13 million increase).

We consider all available evidence in forming a judgement regarding the valuation allowance as of December 31, 2018, including events that occur subsequent to year end but prior to the issuance of the financial statements. The deferred tax assets are recognized to the extent that we consider it more likely than not that these assets will be realized. In making such a determination, we consider all available positive and negative evidence, including reversal of existing temporary differences, projected future taxable income and tax planning strategies.

At December 31, 2018 tax loss carryforwards of $795 million (inclusive of $228 million of U.S. state tax losses) will expire as follows:

	Balance	Scheduled expiration
	December 31,
	2018	2019	2020	2021	2022	2023	2024-2028	later	unlimited
Tax loss carryforwards	795	22	6	1	16	3	129	181	437

The Company also has tax credit carryforwards of $571 million (excluding the effect of unrecognized tax benefits), which are available to offset future tax, if any, and which will expire as follows:

	Balance	Scheduled expiration
	December 31,
	2018	2019	2020	2021	2022	2023	2024-2028	later	unlimited
Tax credit carryforwards	571	12	16	1	11	10	186	281	54

The net income tax payable (excluding the liability for unrecognized tax benefits) as of December 31, 2018 amounted to $154 million (2017: net income tax receivable of $59 million) and includes amounts directly receivable from or payable to tax authorities.

The Company does not indefinitely reinvest the undistributed earnings of its subsidiaries. Consequently, the Company has recognized a deferred tax liability of $96 million at December 31, 2018 (2017: $109 million) for the additional income taxes and withholding taxes payable upon the future remittances of these earnings of foreign subsidiaries.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2018	2017	2016
Balance as of January 1,	177	146	149
Translation differences	(4)	4	1
Decreases from activities which are held for sale	-	-	(7)
Increases from tax positions taken during prior periods	7	19	1
Decreases from tax positions taken during prior periods	(17)	-	(3)
Increases from tax positions taken during current period	7	10	9
Decreases relating to settlements with the tax authorities	(5)	(2)	(4)
Balance as of December 31,	165	177	146

Of the total unrecognized tax benefits at December 31, 2018, $138 million, if recognized, would impact the effective tax rate. All other unrecognized tax benefits, if recognized, would not affect the effective tax rate as these would be offset by compensating adjustments in the Company’s deferred tax assets that would be subject to valuation allowance based on conditions existing at the reporting date.

The Company classifies interest related to an underpayment of income taxes as financial expense and penalties as income tax expense. The total related interest and penalties recorded during the year 2018 amounted to a $3 million benefit (expense 2017: $6 million; 2016: $2 million). As of December 31, 2018 the Company has recognized a liability for related interest and penalties of $14 million (2017: $17 million; 2016: $12 million). It is reasonably possible that the total amount of unrecognized tax benefits may significantly increase/decrease within the next 12 months of the reporting date due to, for example, completion of tax examinations. It is estimated that this reasonably possible change will not be significant.

The Company files income tax returns in the Netherlands, the U.S.A. and in various other foreign jurisdictions. Tax filings of our subsidiaries are routinely audited in the normal course of business by tax authorities around the world. Tax years that remain subject to examination by major tax jurisdictions: the Netherlands (2015-2017), Germany (2004-2017), USA (2005-2017), China (2008-2017), Taiwan (2013-2017), Thailand (2013-2017), Malaysia (2011-2017) and India (2004-2017).